UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2005


                                 ACCELRYS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       0-27118                33-0557266
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


    10188 Telesis Court, San Diego, California                92121-1761
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (858) 799-5000

                                       N/A
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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

On October 18, 2005, Accelrys, Inc. (the "Company") announced the appointment of Richard Murphy as the company's new Senior Vice President of Worldwide Sales and Services. Mr. Murphy commenced employment pursuant to a letter of employment ("Employment Letter").

Pursuant to the Employment Letter, Mr. Murphy will be paid an annual base salary of $250,000 and is eligible to participate in the Company's Sales Management Incentive Plan with a targeted bonus of 60% of his base salary, which may be earned upon the achievement of corporate and individual objectives. For the Company's 2006 fiscal year, this bonus amount will be paid to Mr. Murphy on a pro-rated basis and the Company will guarantee payment of 75% of this amount. Mr. Murphy is also eligible to participate in the Company's executive deferred compensation plan. In addition, the Company agreed to pay reasonable and customary expenses associated with Mr. Murphy's relocation to the San Diego area, not to exceed $150,000.

Mr. Murphy has also been granted an option to purchase up to 100,000 shares of the Company's common stock. The shares subject to the stock option will vest over a period of four years, subject to Mr. Murphy's continued employment with the company, and in accordance with the terms of the applicable stock option agreement and stock option plan. Mr. Murphy is eligible for severance payments equal to six-months base salary in the event he is involuntarily terminated for reasons other than for gross misconduct, provided that he executes a release of claims and a non-competition agreement with the Company.

The foregoing summary is qualified in its entirety by reference to the full and complete terms of the Employment Letter, a copy of which is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference into this Item 1.01.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.                       Description
-------------  -----------------------------------------------------------------
99.1           Employment Letter between the Company and Richard Murphy


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ACCELRYS, INC.


                                            By:  /S/  David Sankaran
                                                 ------------------------------
                                                 David Sankaran
                                                 Senior Vice President and
                                                 Chief Financial Officer



Date:  October 18, 2005